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                                                                  Exhibit 10.35


                                                                 EXECUTION COPY


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT


        AMENDMENT No. 2 dated as of April 13, 1998 to the Credit Agreement dated as of April 9, 1997, as heretofore amended (the "Credit Agreement") among WOOLWORTH CORPORATION, the BANKS party thereto, the CO-AGENTS party thereto, NATIONSBANK, N.A., as Documentation Agent, and THE BANK OF NEW YORK, as LC Agent, Administrative Agent and Swingline Bank.

                                  WITNESSETH:

        WHEREAS, the parties hereto desire to amend the definition of "EBIT" in the Credit Agreement to eliminate a proviso which requires that, if any extraordinary non-cash loss or any non-recurring non-cash loss includes a provision for cash payments to be made in future periods, such cash payments must be deducted in calculating EBIT for the periods in which they are actually paid;

        NOW, THEREFORE, the parties hereto agree as follows:

        SECTION 1. Defined Terms; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby.

        SECTION 2. Amendment of Definition of EBIT. The definition of "EBIT" is amended by deleting the proviso at the end of said definition so that said definition will read in full as follows:

                "EBIT" means, for any period, the sum of (i) the consolidated net income of the Borrower and its Consolidated Subsidiaries for such period plus (ii) to the extent deducted in determining such consolidated net income, the sum of (A) Interest Expense, (B) income taxes, (C) the after-tax effect of any extraordinary non-cash losses (or minus the after-tax effect of any extraordinary non-cash gains), (D) the before-tax effect of any non-recurring non-cash losses that are not classified as extraordinary losses (or minus the before-tax effect of any non-recurring non-cash gains that are not
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        classified as extraordinary gains) and (E) any pre-tax loss (or minus any pre-tax gain) on the sale of any ownership or leasehold interest in real property.

        SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

        SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

        SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof when the Administrative Agent shall have received from each of the Borrower and the Required Banks a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof.

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        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                        WOOLWORTH CORPORATION



                                        By: /s/ John H. Cannon
                                           ____________________________________
                                           Title: Vice President - Treasurer



                                        MORGAN GUARANTY TRUST COMPANY
                                          OF NEW YORK


                                        By: /s/ Douglas Mahler
                                           ____________________________________
                                           Title: Vice President


                                        NATIONSBANK, N.A.


                                        By: /s/ Marcus A. Boyer
                                           ____________________________________
                                           Title: Vice President


                                        THE BANK OF NEW YORK


                                        By: /s/ Howard F. Bascom
                                           ____________________________________
                                           Title: Vice President


                                        THE BANK OF NOVA SCOTIA


                                        By: /s/ J. Alan Edwards
                                           ____________________________________
                                           Title: Authorized Signatory
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                                        BANK OF TOKYO-MITSBUSISHI TRUST
                                          COMPANY



                                        By: /s/ Noami Saffa
                                           ____________________________________
                                           Title: Assistant Vice President


                                        TORONTO DOMINION (NEW YORK), INC.


                                        By: /s/ Jorge A. Garcia
                                           ____________________________________
                                           Title: Vice President


                                        BANK OF AMERICA NATIONAL TRUST
                                          AND SAVINGS ASSOCIATION


                                        By: /s/ Jody A. Pritchard
                                           ____________________________________
                                           Title: Vice President


                                        COMMERZANK AG, NEW YORK AND/OR
                                          GRAND CAYMAN BRANCHES


                                        By: /s/ Subash R. Viswanathan
                                           ____________________________________
                                           Title: Vice President


                                        By: /s/ A. Oliver Welsch-Lehmann
                                           ____________________________________
                                           Title: Assistant Treasurer


                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By: /s/ Vladimir Labun
                                           ____________________________________
                                           Title: First Vice President-Manager
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                                        DEUTSCHE BANK AG, NEW YORK
                                          AND/OR CAYMAN ISLAND BRANCH


                                        By: /s/ Stephan A. Wiedemann
                                           ____________________________________
                                           Title: Director


                                        By: /s/ Joel D. Makowsky
                                           ____________________________________
                                           Title: Assistant Vice President


                                        KEYBANK NATIONAL ASSOCIATION


                                        By: /s/ Karen A. Lee
                                           ____________________________________
                                           Title: Vice President


                                        WELLS FARGO BANK, N.A.


                                        By: /s/ Catherine M. Wallace
                                           ____________________________________
                                           Title: Vice President


                                        By: /s/ Donald A. Hartmann
                                           ____________________________________
                                           Title: Senior Vice President


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By: /s/ Terry Rocha
                                           ____________________________________
                                           Title: Vice President